UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               June 21, 2006

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))

( )       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Item 8.01    Other Events

      Flushing Financial Corporation (NASDAQ: FFIC) ("Flushing Financial"), the parent holding company for Flushing Savings Bank, FSB, and Atlantic Liberty Financial Corporation (NASDAQ: ALFC) ("Atlantic Liberty"), the parent holding company for Atlantic Liberty Savings, FA, today announced that at the special meeting of shareholders of Atlantic Liberty held on June 21, 2006, Atlantic Liberty's shareholders voted to approve the Agreement and Plan of Merger dated December 20, 2005 by and between Flushing Financial and Atlantic Liberty, and the transactions contemplated by the merger agreement.

Item 9.01(d).    Exhibits

99.1. Press release of Flushing Financial Corporation and Atlantic Liberty Financial Corporation, dated June 21, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: June 22, 2006	By:	/s/ David W. Fry
David W. Fry
	Title:	Senior Vice President, Treasurer
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release of Flushing Financial Corporation, and Atlantic Liberty
Financial Corporation dated June 21, 2006